News Release	Contact:
For Immediate Release	Anna Austin, EVP, Corporate Communications (314) 523-8354 Ian Chadsey, Manager, Investor Relations (905) 238-3904 Email: investor.relations@tlcvision.com

TLCVision

Reports Second Quarter Financial Results

and Announces

Several New Acquisitions

St. Louis, Missouri, August 9, 2005: TLC Vision Corporation (NASDAQ:TLCV; TSX:TLC), North America’s premier eye care services company, today announced its financial results for the second quarter and six month period ended June 30, 2005. All dollar amounts are expressed in U.S. currency and results are reported in accordance with U.S. generally accepted accounting principles (U.S. GAAP) unless otherwise noted.

Second Quarter Highlights:

CONSOLIDATED:
– – –	Revenues were $66.8 million, up 3% EPS of $0.08 on net income of $5.5 million Operating cash flow was $7.0 million or $0.10 per share

OPERATING BUSINESS (Excluding AMD):

–	Revenues were $66.3 million, up $1.7 million or 3%

–	EPS of $0.10 on net income of $7.1 million, up 5% Operating cash flow was $11.6 million or $0.16 per share, up 36%

Six-Month

Highlights:

CONSOLIDATED:
– – –	Revenues were $137.9 million, up 6% EPS of $0.21 on net income of $15.1 million Operating cash flow was $12.8 million or $0.18 per share

OPERATING BUSINESS (Excluding AMD):

–	Revenues were $136.9 million, up 6%

–	EPS of $0.25 on net income of $18.4 million, up 20% Operating cash flow was $23.3 million or $0.32 per share, up 18%

Editor’s Note: “Operating Business” (or “Operating”) is defined as TLCVision’s operating activities excluding the impact of the AMD segment, principally represented by our investment in OccuLogix Inc. To provide maximum transparency for investors, Operating Business financial results are listed separately from consolidated results in this press release.

“TLCVision delivered on the company’s EPS target of $0.10 for the second quarter and grew the Operating Business net income by 20% for the first half of 2005,” commented Jim Wachtman, President and Chief Executive Officer. “These results continue to demonstrate the tremendous income and cash generation inherent in our business model, even though revenues were not as robust as we had hoped. We’re confident that our current organic and acquisition strategies will deliver both revenue and earnings growth in the second half of 2005.”

REVENUES

TLCVision’s quarterly Operating Business net revenues were $66.3 million vs. $64.6 million in the second quarter last year, an increase of $1.7 million or 3%. TLCVision refractive centers’ revenues were up 4.5% to $38 million, driven by higher CustomLASIK mix of 61% that contributed to a 6% higher price per procedure. Overall, centers procedure volume grew by 1% for the quarter, but exited the quarter with procedure growth of 6.3% year-over-year. The access business revenues declined 6.8% during the quarter, as stronger mobile volumes (procedures up 5.3%) were more than offset by lower fixed-site volume. Resulting overall refractive procedures were 49,900, down 3.3% vs. the prior year. Other healthcare revenues grew by 4%, and MSS mobile cataract revenues grew by 17% as a result of organic procedure growth as well as acquisitions. Total revenue growth does not reflect the timing of several acquisitions whose full benefit will begin to be realized in the second half of 2005.

SOLID NET INCOME AND EARNING PER SHARE

TLCVision continues to demonstrate the leverage in its refractive business model, primarily through its centers, and realize growing contribution from its other healthcare services. Consolidated net income was $5.5 million or $0.08 per share for the second quarter. Net income from the Operating Business grew by 5%, contributing $7.1 million or $0.10 per share.

STRONG CASH GENERATION

The business model continues to demonstrate strong cash generation.

Consolidated Cash Position: Operating cash flow per share was $7.0 million or $0.10 per share, vs. $8.5 million or $0.12 per share in 2004.
With the consolidation of OccuLogix’s cash position, TLCVision’s cash and short-term investments totaled $141.6 million, up 193% vs. prior year.

Operating Business Cash Position: Operating cash flow per share rose 36% to $0.16 from $0.12, and demonstrates our ongoing strong cash generation.
The company continues to maintain a strong financial position, with cash and short-term investments up 91% vs. prior year and totaling $92.1 million.

SIX-MONTH FINANCIAL RESULTS

Total Operating Business net revenues were up 6% to $136.9 million compared to $129.6 million. Refractive revenues were $103 million, up 5%. Other healthcare revenues, excluding the AMD segment, were up 7% and MSS mobile cataract revenues were up 15%. Consolidated net income was up 6% to $15.1 million and contributed $0.21 earnings per share. Operating Business earnings were up 20% to $18.4 million, and contributed $0.25 earnings per share.

GROWTH THROUGH NEW ACQUISITIONS

“These new business activities continue to deliver on our strategy and position us for long term growth as a diversified eye care services provider, and to capitalize on new implantable opportunities in the refractive and cataract markets,” commented Jim Wachtman. “The impact of these acquisitions will begin to be realized in the second half of 2005, and fully in fiscal 2006 and we expect to continue this strong acquisition trend in those same periods.”

REFRACTIVE
TLCVision announces the acquisition of Millennium Laser Eye in Washington, DC, retaining a 100% ownership in this large refractive business with annual revenues of $4M and annual procedure volume of over 2000. Millennium Laser Eye is a well recognized brand in the market, with a strong co-management based model which is synergistic to our current operations. This acquisition expands TLC’s already strong geographic presence in this market, the 8th largest in the country, and adds to the existing team of exceptional surgeons. Dr. Andrew Holtzman, a leading surgeon in this market, will remain with the center.

In addition, the Kremer Laser Eye acquisition in Philadelphia, PA, was announced in July, generating over $19M in annual revenues, and adding three refractive centers and 7,500 refractive procedures per year, plus one ASC and over 1,500 cataract procedures per year.

AMBULATORY SURGERY CENTERS
TLCVision has cleared state regulatory hurdles in the development of two new ambulatory surgery centers (ASCs) in Delaware and Oklahoma. TLCVision will have a significant minority interest in both centers, which are expected to be operational by the end of the second quarter, 2006. Both ASCs are single-specialty, two-room ophthalmic facilities, and will ultimately support other procedures for additional revenue generation. In addition, TLCVision exercised an option to buy another 5% of the Rayner Surgery Center in Oxford, Mississippi, increasing our ownership in that successful venture to 70%.

MOBILE CATARACT
Midwest Surgical Services completed 3 acquisitions of mobile cataract services companies, adding 42 sites in 8 states, bringing total sites to over 460 sites across 42 states. The mobile cataract acquisitions broaden our presence nationally and continue to strengthen our industry leadership position in outsourced cataract and related services.

CONFERENCE CALL

TLCVision is pleased to invite all interested parties to participate in a conference call during which these results will be discussed. The call will be held today, August 9, at 10:00 a.m. Eastern Time at 1-800-732-6079. The call will also be broadcast live and archived on the Company’s web site at www.tlcv.com under the “Webcasts” link in the Investor Relations section. In addition, the live web cast will be available at various other popular portals and financial web sites.

ABOUT TLCVISION

TLCVision is North America’s premier eye care services company, providing eye doctors with the tools and technologies needed to deliver high-quality patient care. Through its centers management and technology access service models, TLCVision maintains leading positions in Refractive, Cataract, Optometric Services and AMD markets. More information about TLCVision can be found on the web site at www.tlcv.com.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934, which statements can be identified by the use of forward looking terminology, such as “may”, “will”, “expect”, ”intend”, “anticipate”, “estimate”, “predict”, “plans” or “continue” or the negative thereof or other variations thereon or comparable terminology referring to future events or results. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of numerous factors, including the timing of expenditures, effects of competition, changes to pricing, acquisitions and expansion opportunities, any of which could cause actual results to vary materially from current results or TLCVision’s anticipated future results. See the Company’s reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward looking statements. TLCVision assumes no obligation to update the information contained in this press release.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands except per share amounts)
		Three Months Ended June			Three Months Ended
		30, 2005			June 30, 2004

	Results Before AMD			Results Before AMD
	Segment	AMD Segment	Total TLCVision	Segment	AMD Segment	Total TLCVision

Revenues:
Refractive:
Centers	$38,010	$—	$38,010	$36,374	$—	$36,374
Access	9,828	—	9,828	10,544	—	10,544
Other healthcare services	18,414	568	18,982	17,681	62	17,743

Total revenues	66,252	568	66,820	64,599	62	64,661
Cost of revenues:
Refractive:
Centers	25,921	—	25,921	24,645	—	24,645
Access	7,200	—	7,200	7,135	—	7,135
Other healthcare services	10,697	510	11,207	10,463	111	10,574

Total cost of revenues	43,818	510	44,328	42,243	111	42,354

Gross profit (loss)	22,434	58	22,492	22,356	(49)	22,307

General and administrative	7,232	1,995	9,227	6,032	83	6,115
Marketing and sales	5,656	187	5,843	4,677	43	4,720
Research and development, clinical and regulatory	—	1,310	1,310	—	350	350
Amortization of intangibles	1,032	—	1,032	1,057	—	1,057
Other	(363)	—	(363)	(1,184)	—	(1,184)
Restructuring, severance and other charges	—	—	—	2,755	—	2,755

Total operating costs	13,557	3,492	17,049	13,337	476	13,813

Operating income (loss)	8,877	(3,434)	5,443	9,019	(525)	8,494
Interest income	798	421	1,219	473	—	473
Interest expense	(424)	—	(424)	(745)	—	(745)
Minority interests	(2,516)	1,411	(1,105)	(2,454)	—	(2,454)
Earnings from equity investments	680	—	680	613	—	613

Income (loss) before income taxes	7,415	(1,602)	5,813	6,906	(525)	6,381
Income tax expense	(302)	—	(302)	(142)	—	(142)

Net income (loss)	$7,113	$(1,602)	$5,511	$6,764	$(525)	$6,239

Earnings (loss) per share — diluted	$0.10	$(0.02)	$0.08	$0.09	$0.00	$0.09

Weighted average number of common shares outstanding - diluted	72,071	72,071	72,071	71,249	71,249	71,249
Note: The AMD segment includes the Company’s majority interest in OccuLogix, Inc. (formerly Vascular Sciences Corporation), OccuLogix, L.P. and RHEO Clinic, Inc.
TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands except per share amounts)
		Six Months Ended June			Six Months Ended June
		30, 2005			30, 2004

	Results Before AMD			Results Before AMD
	Segment	AMD Segment	Total TLCVision	Segment	AMD Segment	Total TLCVision

Revenues:
Refractive:
Centers	$81,775	$—	$81,775	$75,212	$—	$75,212
Access	21,239	—	21,239	22,593	—	22,593
Other healthcare services	33,855	1,000	34,855	31,760	271	32,031

Total revenues	136,869	1,000	137,869	129,565	271	129,836
Cost of revenues:
Refractive:
Centers	54,450	—	54,450	50,797	—	50,797
Access	14,610	—	14,610	15,307	—	15,307
Other healthcare services	20,328	1,030	21,358	19,378	334	19,712

Total cost of revenues	89,388	1,030	90,418	85,482	334	85,816

Gross profit (loss)	47,481	(30)	47,451	44,083	(63)	44,020

General and administrative	14,411	3,876	18,287	12,595	180	12,775
Marketing and sales	10,468	372	10,840	8,790	65	8,855
Research and development, clinical and regulatory	—	2,654	2,654	—	724	724
Amortization of intangibles	2,043	—	2,043	2,069	—	2,069
Other	(1,033)	—	(1,033)	(1,732)	—	(1,732)
Restructuring, severance and other charges	—	—	—	2,755	—	2,755

Total operating costs	25,889	6,902	32,791	24,477	969	25,446

Operating income (loss)	21,592	(6,932)	14,660	19,606	(1,032)	18,574
Interest income	1,515	776	2,291	951	—	951
Interest expense	(882)	—	(882)	(1,626)	—	(1,626)
Minority interests	(4,701)	2,910	(1,791)	(4,328)	—	(4,328)
Earnings from equity investments	1,339	—	1,339	1,012	—	1,012

Income (loss) before income taxes	18,863	(3,246)	15,617	15,615	(1,032)	14,583
Income tax expense	(500)	—	(500)	(292)	—	(292)

Net income (loss)	$18,363	$(3,246)	$15,117	$15,323	$(1,032)	$14,291

Earnings (loss) per share — diluted	$0.25	$(0.04)	$0.21	$0.22	$(0.02)	$0.20

Weighted average number of common shares outstanding - diluted	72,057	72,057	72,057	70,341	70,341	70,341
Note: The AMD segment includes the Company’s majority interest in OccuLogix, Inc. (formerly Vascular Sciences Corporation), OccuLogix, L.P. and RHEO Clinic, Inc.
TLC VISION CORPORATION
CONSOLIDATING BALANCE SHEETS
(In thousands)
		June 30, 2005 (Unaudited)			December 31, 2004

	Results Before AMD			Results Before AMD
	Segment	AMD Segment	Total TLCVision	Segment (Unaudited)	AMD Segment (Unaudited)	Total TLCVision

ASSETS
Current assets
Cash and cash equivalents	$52,269	$11,670	$63,939	$15,847	$17,588	$33,435
Short-term investments	39,875	37,785	77,660	68,515	42,500	111,015
Accounts receivable	17,829	1,307	19,136	16,489	954	17,443
Prepaids and other current assets	12,342	4,523	16,865	12,212	1,609	13,821

Total current assets	122,315	55,285	177,600	113,063	62,651	175,714
Intercompany	2,045	(2,045)	—	1,877	(1,877)	—
Restricted cash	907	—	907	932	—	932
Investments and other assets	12,197	—	12,197	10,482	—	10,482
Goodwill	57,408	—	57,408	53,774	—	53,774
Intangibles, net	17,614	144	17,758	18,037	103	18,140
Fixed assets, net	45,718	466	46,184	45,636	563	46,199

Total assets	$258,204	$53,850	$312,054	$243,801	$61,440	$305,241

LIABILITIES
Current liabilities
Accounts payable	$8,756	$383	$9,139	$8,491	$225	$8,716
Accrued liabilities	19,632	2,205	21,837	23,425	3,714	27,139
Current portion of long-term debt	4,395	—	4,395	8,664	—	8,664

Total current liabilities	32,783	2,588	35,371	40,580	3,939	44,519
Long-term debt, less current maturities	10,995	—	10,995	9,991	—	9,991
Other long-term liabilities	2,919	—	2,919	2,242	480	2,722
Minority interests	10,145	25,287	35,432	9,307	27,915	37,222

Total liabilities	56,842	27,875	84,717	62,120	32,334	94,454
STOCKHOLDERS’ EQUITY
Capital stock	430,988	30,196	461,184	428,877	30,082	458,959
Option and warrant equity	2,080	—	2,080	2,872	—	2,872
Accumulated deficit	(231,706)	(4,221)	(235,927)	(250,068)	(976)	(251,044)

Total stockholders’ equity	201,362	25,975	227,337	181,681	29,106	210,787

Total liabilities and stockholders’ equity	$258,204	$53,850	$312,054	$243,801	$61,440	$305,241

Note: The AMD segment includes the Company’s majority interest in OccuLogix, Inc. (formerly Vascular Sciences Corporation), OccuLogix, L.P. and RHEO Clinic, Inc.
TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF CASH FLOWS (UNAUDITED)
(In thousands except per share amounts)
		Six Months Ended June			Six Months Ended June
		30, 2005			30, 2004

	Results Before AMD			Results Before AMD
	Segment	AMD Segment	Total TLCVision	Segment	AMD Segment	Total TLCVision

OPERATING ACTIVITIES
Net income (loss)	$18,363	$(3,246)	$15,117	$15,323	$(1,032)	$14,291
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation and amortization	7,929	59	7,988	8,980	38	9,018
Write-offs (reimbursements) of investments in research and development
arrangements	(300)	—	(300)	—	724	724
Minority interests	4,701	(2,910)	1,791	4,328	—	4,328
Earnings from equity investments	(1,339)	—	(1,339)	(1,012)	—	(1,012)
Loss (gain) on disposals of fixed assets	(96)	—	(96)	742	—	742
Gain on the sales of subsidiaries	(319)	—	(319)	(1,143)	—	(1,143)
Non-cash compensation expense	69	137	206	575	—	575
Adjustment to the fair value of investments and long-term receivables	—	—	—	(1,206)	—	(1,206)
Other	—	88	88	—	—	—
Changes in operating assets and liabilities, net of acquisitions and dispositions:	(5,668)	(4,711)	(10,379)	(7,305)	368	(6,937)

Cash from operating activities	23,340	(10,583)	12,757	19,282	98	19,380

INVESTING ACTIVITIES
Purchases of fixed assets	(5,113)	(64)	(5,177)	(3,691)	(70)	(3,761)
Proceeds from sales of fixed assets	724	—	724	467	—	467
Proceeds from divestitures of investments and subsidiaries, net	3,430	—	3,430	(271)	—	(271)
Distributions and loan payments received from equity investments	1,387	—	1,387	680	—	680
Reimbursements from (investments in) research and development arrangements	300	—	300	(724)	—	(724)
Acquisitions and equity investments	(8,881)	—	(8,881)	(4,570)	—	(4,570)
Proceeds from sales of short-term investments	56,350	10,047	66,397	1,865	—	1,865
Purchases of short-term investments	(27,710)	(5,383)	(33,093)	(19,415)	—	(19,415)
Other	35	(42)	(7)	907	—	907

Cash from investing activities	20,522	4,558	25,080	(24,752)	(70)	(24,822)

FINANCING ACTIVITIES
Restricted cash movement	25	—	25	24	—	24
Principal payments of debt financing and capital leases	(6,131)	—	(6,131)	(8,305)	—	(8,305)
Proceeds from debt financing	1,321	—	1,321	—	—	—
Distributions to minority interests	(3,744)	—	(3,744)	(3,715)	—	(3,715)
Proceeds from issuance of common stock	1,089	—	1,089	18,260	—	18,260
Proceeds from issuance of OccuLogix, Inc. common stock	—	107	107	—	—	—

Cash from financing activities	(7,440)	107	(7,333)	6,264	—	6,264

Net increase (decrease) in cash and cash equivalents during the period	36,422	(5,918)	30,504	794	28	822
Cash and cash equivalents, beginning of period	15,847	17,588	33,435	21,554	26	21,580

Cash and cash equivalents, end of period	$52,269	$11,670	$63,939	$22,348	$54	$22,402

Operating cash flow per diluted share	$0.32	$(0.14)	$0.18	$0.28	$0.00	$0.28
Note: The AMD segment includes the Company’s majority interest in OccuLogix, Inc. (formerly Vascular Sciences Corporation), OccuLogix, L.P. and RHEO Clinic, Inc.